Rule 497(e)

File No. 333-283221

REX ETF TRUST

(the “Trust”)

REX NVDA Growth & Income ETF (NVII)

REX TSLA Growth & Income ETF (TSII)

(each, a “Fund” and collectively, the “Funds”)

Supplement to Each Fund’s Summary Prospectus, Prospectus and Statement of
Additional Information

Dated October 6, 2026

Effective as of the close of business on October 5, 2026, Vident Advisory, LLC (“Vident”) no longer serves as investment sub-adviser to the Funds. REX Advisors, LLC (“REX”), each Fund’s investment adviser, has assumed responsibility for the day-to-day portfolio management of each Fund.

In addition, Austin Wen and Yin Bhuyan no longer serve as portfolio managers to the Funds. Matthew Pelletier and Matthew Holcomb replace Mr. Wen and Ms. Bhuyan as portfolio managers to the Funds.

Accordingly, effective October 6, 2026, all references to Vident, Austin Wen, and Yin Bhuyan in each Fund’s summary prospectus, prospectus and statement of additional information (“SAI”) are deleted in their entirety. In addition, the following biographical information is added to each Fund’s prospectus and SAI with respect to Messrs. Pelletier and Holcomb, and other corresponding changes have been made to each Fund’s summary prospectus, prospectus, and SAI.

Matthew Pelletier, Lead Portfolio Manager of the Adviser. Matthew Pelletier is a portfolio manager of the Fund. Mr. Pelletier joined an affiliate of the Adviser in 2021 as Managing Director of Portfolio Management. Previously, he held positions in Fixed Income Sales and Trading at BNP Paribas, Bank of the West and Susquehanna International Group. Mr. Pelletier has more than 20 years of experience in Banking and Financial Services. Mr. Pelletier earned an MBA from the University of California at Davis.

Matthew Holcomb, Managing Director and Head of Trading of the Adviser. Matthew Holcomb is a portfolio manager of the Fund. Mr. Holcomb joined the Adviser in 2025 as Senior Vice President, Senior Trader and Portfolio Manager. Previously, he was the Senior Trader, Portfolio Manager, and Business Leader for Ridgefield Capital Asset Management for over 20 years. Mr. Holcomb has more than 20 years of experience in Banking and Financial Services.

Please Keep This Supplement With Your Sumary Prospectus, Prospectus and
Statement of Additional Information For Future Reference